Financial Instruments	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
Note 21 - Financial Instruments

A.	Overview

The Company has exposure to the following risks from its use of financial instruments:

—	Credit risk
—	Liquidity risk
—	Market risk

This note presents quantitative and qualitative information about the Company’s exposure to each of the above risks, and the Company’s objectives, policies and processes for measuring and managing risk.

In order to manage these risks and as described hereunder, the Company executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	For the year ended December
	2020	2019
	€ in thousands
Derivatives presented under current assets
Currency swap	12	94
Forward contracts	66	-
	78	94
Derivatives presented under non-current assets
Financial power swap	10,238	4,967
Currency swap	-	103
Forward contracts	-	92
	10,238	5,162
Derivatives presented under current liabilities
Swap contracts	(1,378)	(766)

Derivatives presented under non-current liabilities
Forward contracts	-	(344)
Currency swap	(144)	-
Swap contracts	(8,192)	(6,919)
	(8,336)	(7,263)

The following table sets forth the details of the Company’s Forward and SWAP contracts with banking institutions:

	December 31, 2020
	Currency/	Currency/
	linkage/interest rate	Linkage/interest rate		Fair value - € in
	receivable	Payable	Date of expiration	thousand
Euro 17.6 million interest swap transaction for a period of 18 years, semi-annually.	Euribor 6 months	Fixed 1%	December 20, 2037	(1,199)
The principal of the interest rate swap transaction is based on a pre-determined sculptured repayment schedule in the maximum amount of Euro 131 million for a period of 12 years, semi-annually.	Euribor 6 months	Fixed 0.9412%	September 30, 2031	(8,371)
Forward Euro/NIS contracts with an aggregate Euro denominated principal of Euro 8 million.	weighted average rate of approximately 4.03		January 2021	66
NIS 83.2 million currency swap transaction Euro/NIS for a period of 7 years, semi-annually.	NIS	Euro	June 2024	(132)
Financial power swap- Electricity price swap fixed for float	Electricity price in Spain	Fixed price	September 30, 2030	10,238

B.	Risk management framework

The Company's management and board of directors have overall responsibility for the establishment and oversight of the Company’s risk management framework.

C.	Credit Risk

As at December 31, 2020, the Company does not have any significant concentration of credit risk.

Cash and short-term deposits

As at December 31, 2020 and 2019, the Company had cash and cash equivalents in the amount of €66,845 thousand and €44,509 thousand, respectively. The Company’s cash and cash equivalents are deposited with financial institutions that received a credit rating (international rating scale). See also Note 4.

Marketable securities

As at December 31, 2020 and 2019, the Company invested in a traded Bond in an amount of €1,761 thousand and €2,242 thousand, respectively, with the intention to maintain the value of its liquid resources. See also Note 5.

Restricted cash

As at December 31, 2020 and 2019, the Company had a balance of current restricted cash in an amount of €0 thousand and €22,162 thousand, respectively, and a balance of non-current restricted cash of €9,931 thousand and €10,956 thousand, respectively. See also Note 5.

Trade and other receivables

As at December 31, 2020 and 2019, the Company had a balance of trade receivables of €382 thousand and €805 thousand, respectively. This balance mainly refers to the balance from the IEC for the PV Plant located in Israel and is due in 30 days. It is also referring to NEXUS or GNERA that represent the PV Plants located in Spain in their dealings with the Spanish National Energy Commission, and are due within 60 days from issuance.

As at December 31, 2020 and 2019, the Company had a balance of revenue receivables of €3,420 thousand and €1,075 thousand, respectively. This balance refers to amounts to be paid from several entities. In Spain, the amounts to be paid are from NEXUS or GNERA that represent the PV Plants located in Spain in its dealings with the Spanish National Energy Commission. To the extent the facility is eligible to receive incentives (such as the Company’s existing four Spanish PV facilities), the incentives (consisting of an investment retribution and operational retribution) are paid on a monthly basis (commencing January) based on varying percentages of the accumulated incentives from the beginning of the fiscal year, provided that the entire amount of the incentives is required to be paid to the eligible entity by the end of June of the following fiscal year. In the Netherlands, the amounts to be paid are from Enterprise Agency that is responsible to pay the amount of subsidy for the Biogas installations in the Netherlands. The incentives are paid through equal monthly installments based on the effective production of the previous year for each plant, or if not available, on the basis of the regional forecast. The balance is paid within June 30th of the subsequent year.

The Company’s management closely monitors the economic and political environment in which it operates. As per the Company's management estimations there are no significant credit risks assigned to the trade receivables and income receivables as these amounts are due by governmental agencies.

As at December 31, 2020 and 2019, the Company had a balance of government authorities' receivables of €978 thousand and €781 thousand, respectively. This balance refers to VAT and withholding tax receivables in Spain, Israel and the Netherlands.

D.	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company has contractual commitments due to debentures issued, financing agreements and EPC and O&M agreements of its subsidiaries in Spain and in Israel. See also Note 6, Note 11 and Note 12.

The following are the contractual maturities of financial liabilities at undiscounted amounts and based on the spot rates at the reporting date, including estimated interest payments. This disclosure excludes the impact of netting agreements:

	December 31, 2020
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2 years	3-5 years	5 years
	€ in thousands
Non-derivative financial liabilities

Long term loans, including current maturities	198,169	263,112	20,896	34,645	32,594	174,977

Debentures	82,724	91,431	13,502	33,368	44,561	-

Lease liabilities	17,789	28,910	1,051	1,941	1,799	24,119

Trade payables and other accounts payable	13,706	13,706	13,706	-	-	-
	312,388	397,159	49,155	69,954	78,954	199,096
Derivative finance liabilities

Currency swap	132	132	(12)	63	81	-

Swap contracts	9,570	9,570	1,378	2,490	2,109	3,593
	9,702	9,702	1,366	2,553	2,190	3,593

	December 31, 2019
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2 years	3-5 years	5 years
	€ in thousands
Non-derivative financial liabilities

Long term loans, including current maturities	93,320	100,415	5,075	9,041	19,154	67,145

Debentures	71,584	78,235	28,718	8,615	33,899	7,003

Lease liabilities	15,627	25,859	462	806	2,417	22,174

Trade payables and other accounts payable	2,928	2,928	2,928	-	-	-
	183,459	207,437	37,183	18,462	55,470	96,322
Derivative finance liabilities

Forward contracts	252	252	-	252	-	-

Swap contracts	7,685	7,685	766	2,682	2,172	2,065
	7,937	7,937	766	2,934	2,172	2,065

E.	Market risk

Market risk is the risk that changes in market prices will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

The principal risks that the Company faces, as assessed by management, are as follows: a change in the regulation applicable to the area of activity, a change in the tariffs as approved by the relevant electricity authorities in the countries in which the Company operates, changes in the situation of the electricity and gas market, political and security events.

The Company uses hedging instruments in an attempt to manage interest rate, currency and other market-related risks. The majority of the Company's derivative contracts are OTC derivatives, i.e., derivative contracts that are not transacted on an exchange. These derivatives are entered into under ISDA Master Agreements. If counterparty defaults on these contracts, the underlying exposure would no longer be effectively hedged, which could result in losses. Disruptions such as market crises and economic recessions may put a strain on the availability and effectiveness of hedging instruments. For example, although the Company estimates the expected transition away from Libor and Euribor, as addressed by the Amendments to IAS 39, Financial Instruments, Interest Rate Benchmark Reform – Phase 2, not to have a material effect on the Company's financial statements, similar benchmark rates may have a different impact on the hedged item and the hedging instrument, which could cause some of our hedge to become ineffective, resulting in potential losses.

(1)	Foreign currency risk

As a result of the Company's operations and presentation currency, the Company is exposed to the impact of exchange rate fluctuations of the Euro/USD and NIS/Euro on the Company's balance sheet.

In order to manage the currency risk resulting from the Series B Debentures, which are denominated in NIS, the Company executed currency swap transactions in April 2017. The Company exchanged Series B Debentures NIS denominated notional principal in the aggregate amount of NIS 83.232 million with a euro notional principal (currency swap transactions). Such currency swap transactions qualify for hedge accounting.

(a)	The exposure to linkage and foreign currency risk

The Company's exposure to linkage and foreign currency risk was as follow:

	December 31, 2020
	Non-monetary/ Non finance	NIS(*)	Unlinked	EURO	Total
	€ in thousands

Current assets:
Cash and cash equivalents	-	50,195	952	15,698	66,845
Marketable securities	-	-	1,761	-	1,761
Short term deposits	-	8,113	-	-	8,113
Asset from concession project	-	1,491	-	-	1,491
Trade and other receivables	380	3,155	384	5,906	9,825
Non-current assets:
Investments in equity
accounted investees	23,489	8,745	-	-	32,234
Advances on account of
investments in process	2,423	-	-	-	2,423
Asset from concession project	-	25,036	-	-	25,036
Fixed assets	264,095	-	-	-	264,095
Right of use asset	-	1,463	-	15,746	17,209
Concession intangible asset	4,604	-	-	-	4,604
Restricted cash long-term	-	5,882	-	4,049	9,931
Deferred tax	3,605	-	-	-	3,605
Other assets	2,593	30	-	139	2,762
Derivatives	-	-	-	10,238	10,238
Current liabilities:
Current maturities of long term bank loans	-	(1,762)	-	(8,470)	(10,232)
Current maturities of long term loans	-	-	-	(4,021)	(4,021)
Short-term debentures	-	(10,600)	-	-	(10,600)
Trade payables	-	(221)	-	(12,166)	(12,387)
Accrued expenses and
other payables	-	(3,502)	(666)	(3,744)	(7,912)
Non-current liabilities:
Lease liability	-	(1,436)	-	(15,863)	(17,299)
Liabilities to banks	-	(15,520)	-	(119,000)	(134,520)
Other long-term loans	-	(5,102)	-	(44,294)	(49,396)
Long-term debentures	-	(72,124)	-	-	(72,124)
Deferred tax	(7,806)	-	-	-	(7,806)
Derivatives	-	-	-	(8,336)	(8,336)
Other long-term liabilities	-	(27)	(486)	-	(513)
Total exposure in statement
of financial position in
respect of financial assets
and financial liabilities	293,383	(6,184)	1,945	(164,118)	125,026

(*) including items linked to CPI

	December 31, 2019
	Non-monetary/ Non finance	NIS(*)	Unlinked	EURO	Total
	€ in thousands

Current assets:
Cash and cash equivalents	-	23,385	1,517	19,607	44,509
Marketable securities	-	-	2,242	-	2,242
Short term deposits	-	6,446	-	-	6,446
Restricted cash	-	22,162	-	-	22,162
Asset from concession project	-	1,463	-	-	1,463
Financial asset short-term	-	1,418	-	-	1,418
Trade and other receivables	304	1,199	396	2,983	4,882
Non-current assets:
Investments in equity
accounted investees	26,131	7,430	-	-	33,561
Advances on account of
investments in process	883	-	-	-	883
Asset from concession project	-	27,122	-	-	27,122
Fixed assets	114,389	-	-	-	114,389
Right of use asset	-	1,585	-	13,816	15,401
Concession intangible asset	5,042	-	-	-	5,042
Restricted cash long-term	-	5,639	-	5,317	10,956
Deferred tax	2,285	-	-	-	2,285
Other assets	12,218	31	-	-	12,249
Derivatives	-	-	-	5,162	5,162
Current liabilities:
Loans and borrowings	-	(1,669)	-	(2,469)	(4,138)
Short-term debentures	-	(26,773)	-	-	(26,773)
Trade payables	-	(266)	-	(1,499)	(1,765)
Accrued expenses and
other payables	-	(3,519)	-	(1,491)	(5,010)
Non-current liabilities:
Lease liability	-	(1,529)	-	(13,873)	(15,402)
Long-term loans	-	(19,409)	-	(69,773)	(89,182)
Long-term debentures	-	(44,811)	-	-	(44,811)
Deferred tax	(6,467)	-	-	-	(6,467)
Derivatives	-	-	-	(7,263)	(7,263)
Other long-term liabilities	-	(28)	-	(1,767)	(1,795)
Total exposure in statement
of financial position in
respect of financial assets
and financial liabilities	154,785	(124)	4,155	(51,250)	107,566

(*) Including items linked to CPI

Information regarding significant exchange rates:

	For the year ended December 31
	Rate of		Rate of
	Change		Change
	%	Dollar	%	NIS
1 Euro in 2020	9.3	1.227	1.7	3.944
1 Euro in 2019	(2)	1.122	(9.6)	3.878

(b)	Sensitivity analysis

A change as at December 31 in the exchange rates of the following euro against the USD and euro against the NIS, as indicated below would have increased (decreased) equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Company considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant.

	December 31, 2020
	Increase	Decrease
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	79	(79)
5% in NIS	308	(308)

	December 31, 2019
	Increase	Increase
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	185	(185)
5% in NIS	412	(412)

(2)	Interest rate risk

The Company is exposed to changes in fair value, as a result of changes in interest rate in connection with its loans and borrowings. The debt instruments of the Company bear interest at variable rates.

The Company entered into various project finance agreements that are based on EURIBOR rate and therefore it may be affected by adverse movements in interest rates. The Company utilizes interest rate swap derivatives to convert certain floating-rate debt to fixed-rate debt. The Company’s interest rate swap derivatives involve an agreement to pay a fixed-rate interest and receive a floating-rate interest, at specified intervals, calculated on an agreed notional amount that matches the amount of the original loan and paid on the same installments and maturity dates.

Sensitivity analysis

A change in interest rate would have increased (decreased) profit or loss by the amounts shown below:

	December 31,
	2020	2019
	Profit or loss	Profit or loss
	€ in thousands
Increase of 1%	803	580
Increase of 3%	2,444	1,701
Decrease of 1%	(836)	(542)
Decrease of 3%	(2,477)	(1,663)

(3)	Electricity market prices risk

As a result of the Company's operations in the electricity market, the Company is exposed to the impact of changes in the electricity prices.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Project for a period of 10 years (the "PPA").The power produced by the Talasol Project is expected to be sold by Talasol in the open market for the then current market power price and the PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the PPA. The hedge transaction becomes effective on Talasol requesting that the counter party will fix the fixed price pursuant to the price adjustment mechanism. The PPA became effective in March 2019.

The fair value of the PPA is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks. The future prices are assessed the electricity field.

F.	Fair value

(1)	Fair values versus carrying amounts

The carrying amounts of certain financial assets and liabilities, including cash and cash equivalents, other accounts receivables, pledged deposits, financial derivatives credit from banks and trade payables and other accounts payables are the same or proximate to their fair value.

The fair values of the other financial liabilities, together with the carrying amounts shown in the statement of financial position, are as follows:

	December 31, 2020
		Fair value
	Carrying				Valuation techniques for	Inputs used to
	amount	Level 1	Level 2	Level 3	determining fair value	determine fair value
	€ in thousands
Non-current liabilities:
Debentures	82,724	84,814	-	-
Loans from banks and others (including current maturities)	198,169	-	209,005	-	Discounting future cash flows by the market interest rate on the date of measurement.	Discount rate of Euribor+ 1.76%- 2.75% with a zero floor, Euribor+ 5.27%, fix rate for 5 years 2.9%-3.55% and 4.65% Linkage to Consumer price index in Israel

	280,893	84,814	209,005	-

	December 31, 2019
		Fair value
	Carrying				Valuation techniques for	Inputs used to
	amount	Level 1	Level 2	Level 3	determining fair value	determine fair value
	€ in thousands
Non-current liabilities:
Debentures	71,584	73,211	-	-
Loans from banks and others (including current maturities)	93,320	-	94,677	-	Discounting future cash flows by the market interest rate on the date of measurement.	Discount rate of Euribor+ 2.53%, fix rate for 5 years 2.9%-3.1% and 4.65% Linkage to Consumer price index in Israel

	164,904	73,211	94,677	-

(2)	Interest rates used for determining fair value

The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus an adequate credit spread, and were as follows:

	December 31
	2020	2019
	%
Non-current liabilities:
Loans from banks	Euribor+ 1.76%- 2.75% with a zero floor	Euribor+ 2.53%
Loans from banks	4.65% Linkage to Consumer price index in Israel	4.65% Linkage to Consumer price index in Israel
Loans from banks	fix rate for 5 years 2.9% - 3.55%	fix rate for 5 years 2.9% - 3.1%
Loans from others	Euribor+ 5.27%	Euribor+ 5.27%
Loans from others	3%	-

(3)	Fair values hierarchy

The financial instruments presented at fair value are grouped into classes with similar characteristics using the following fair value hierarchy which is determined based on the source of data used in the measurement:

Level 1	-	Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2	-	Inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.
Level 3	-	Inputs that are not based on observable market data (unobservable inputs).

	December 31, 2020
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Marketable securities	-	1,761	-	1,761	Market price
Forward contracts	-	66	-	66
Fair value measured on the basis of discounting the difference between the forward price in the contract and the current forward price for the residual period until redemption using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Swap contracts	-	(9,570)	-	(9,570)
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Currency swap	-	(132)	-	(132)
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Dori Energy loan	-	-	8,745	8,745
The fair value is measured by discounting the expected future loan repayments and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks. The discounting rate was estimated at approximately 10% and the expected yearly change of Israeli Consumer Price Index, during the expected lifetime of the loan, was estimated at approximately 1%.

Financial power swap	-	-	10,238	10,238
Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.

	December 31, 2019
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Income receivable in connection with the A.R.Z. electricity pumped storage project (see Note 6B)	-	-	1,418	1,418
The fair value of the income receivable in connection with the A.R.Z. electricity pumped storage project was calculated according to the cash flows expected to be received in 4.5 years following the financial closing of the project, discounted at a weighted interest rate of 2.36% reflecting the credit risk of the debtor.

Marketable securities	-	2,242	-	2,242	Market price
Forward contracts	-	(252)	-	(252)
Fair value measured on the basis of discounting the difference between the forward price in the contract and the current forward price for the residual period until redemption using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Swap contracts	-	(7,685)	-	(7,685)
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Currency swap	-	197	-	197
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Dori Energy loan	-	-	10,595	10,595
The fair value is measured by discounting the expected future loan repayments and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks. The discounting rate was estimated at approximately 10% and the expected yearly change of Israeli Consumer Price Index, during the expected lifetime of the loan, was estimated at approximately 1%.

Financial power swap	-	-	4,967	4,967
Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.

(4)       Level 3 financial instruments carried at fair value

The table hereunder presents reconciliation from the beginning balance to the ending balance of financial instruments carried at fair value in level 3 of the fair value hierarchy:

Financial assets
Income receivable in connection with the A.R.Z. electricity
pumped storage project
€ in thousands
Balance as at December 31, 2019	1,418

Total amount paid	1,418

Balance as at December 31, 2020	-

Financial assets
Dori Energy loan
€ in thousands

Balance as at December 31, 2019	10,595

Total income recognized in profit or loss	758
Repayment	(2,378)
Foreign Currency translation adjustments	(230)

Balance as at December 31, 2020	8,745

Financial assets
Financial power swap
€ in thousands

Balance as at December 31, 2019	4,967

Total income is recognized in other comprehensive income	5,271

Balance as at December 31, 2020	10,238